                                                                EXHIBIT (a)(2)

                             LETTER OF TRANSMITTAL
                                       TO

                         TENDER SHARES OF COMMON STOCK
           (INCLUDING THE ASSOCIATED PREFERRED SHARE PURCHASE RIGHTS)
                                       OF

                           FUSION SYSTEMS CORPORATION
                       PURSUANT TO THE OFFER TO PURCHASE
                               DATED JULY 7, 1997
                                       BY

                             ETN ACQUISITION CORP.
                          A WHOLLY-OWNED SUBSIDIARY OF

                               EATON CORPORATION

         THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT,
  NEW YORK CITY TIME, ON FRIDAY, AUGUST 1, 1997 UNLESS THE OFFER IS EXTENDED.
                        The Depositary for the Offer is:
                                 CITIBANK, N.A.

            By Hand:                         By Mail:                   By Overnight Carrier:
         Citibank, N.A.                   Citibank, N.A.                   Citibank, N.A.
     Corporate Trust Window       c/o Citicorp Data Distribution,  c/o Citicorp Data Distribution,
   111 Wall Street, 5th Floor                  Inc.                             Inc.
    New York, New York 10043               P.O. Box 7072                   404 Sette Drive
                                     Paramus, New Jersey 07653        Paramus, New Jersey 07652
                                      Facsimile for Eligible
                                           Institutions:
                                          (201) 262-3240
                                       To confirm fax only:
                                          (800) 422-2077

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSIONS OF INSTRUCTIONS VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     This Letter of Transmittal is to be completed by stockholders either if certificates for Shares (as defined in the Offer to Purchase dated July 7, 1997 (the "Offer to Purchase")) are to be forwarded herewith or, unless an Agent's Message (as defined in the Offer to Purchase) is utilized, if tenders of Shares are to be made by book-entry transfer to an account maintained by Citibank, N.A. (the "Depositary") at The Depository Trust Company ("DTC") or Philadelphia Depository Trust Company ("PDTC") (each a "Book-Entry Transfer Facility" and collectively referred to as the "Book-Entry Transfer Facilities"), pursuant to the procedures set forth in Section 3 of the Offer to Purchase. Stockholders who tender Shares by book-entry transfer are referred to herein as "Book-Entry Stockholders."

     Holders of Shares whose certificates for such Shares (the "Share Certificates") are not immediately available or who cannot deliver their Share Certificates and all other required documents to the Depositary on or prior to the Expiration Date (as defined in the Offer to Purchase) or who cannot complete the procedures for book-entry transfer on a timely basis, must tender their Shares according to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase. See Instruction 2.

DELIVERY OF DOCUMENTS TO A BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

NOTE: SIGNATURES MUST BE PROVIDED ON THE INSIDE AND REVERSE BACK COVER. PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

[ ] CHECK HERE IF SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN
    ACCOUNT MAINTAINED BY THE DEPOSITARY WITH A BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

  Name of Tendering Institution:
                                ------------------------------------------------

  Name of Book-Entry Transfer Facility:

  (Check one)

       [ ] The Depository Trust Company (DTC)

       [ ] Philadelphia Depository Trust Company (PDTC)

  Account Number:
                 ---------------------------------------------------------------

  Transaction Code Number:
                          ------------------------------------------------------

[ ] CHECK HERE IF SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED
    DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING. PLEASE ENCLOSE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY.

  Name(s) of Registered Holder(s):
                                  ----------------------------------------------

  Window Ticket Number (if any):
                                ------------------------------------------------

  Date of Execution of Notice of Guaranteed Delivery:
                                                     ---------------------------

  Name of Institution which Guaranteed Delivery:
                                                --------------------------------
--------------------------------------------------------------------------------
                         DESCRIPTION OF SHARES TENDERED

------------------------------------------------------------------------------------------------------------------
  NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)                       SHARE CERTIFICATE(S) AND
   (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S)                           SHARE(S) TENDERED
        APPEAR(S) ON SHARE CERTIFICATE(S))                       (ATTACH ADDITIONAL LIST, IF NECESSARY)
 ------------------------------------------------------------------------------------------------------------------
                                                                              TOTAL NUMBER
                                                                               OF SHARES
                                                           SHARE              REPRESENTED              NUMBER
                                                        CERTIFICATE             BY SHARE             OF SHARES
                                                         NUMBER(S)*         CERTIFICATE(S)*          TENDERED**
                                                    ---------------------------------------------------------------

                                                    ---------------------------------------------------------------

                                                    ---------------------------------------------------------------

                                                    ---------------------------------------------------------------

                                                    ---------------------------------------------------------------

                                                    ---------------------------------------------------------------
                                                        Total Shares
 ------------------------------------------------------------------------------------------------------------------

  * Need not be completed by Book-Entry Stockholders.

 ** Unless otherwise indicated it will be assumed that all Shares represented by Share Certificates delivered to the Depositary are being tendered. See Instruction 4.
================================================================================

LADIES AND GENTLEMEN:

     The undersigned hereby tenders to ETN Acquisition Corp. (the "Purchaser"), a Delaware corporation and a wholly-owned subsidiary of Eaton Corporation, an Ohio corporation ("Parent"), the above described shares of Common Stock, par value $.01 per share (the "Shares"), of Fusion Systems Corporation, a Delaware corporation (the "Company"), and the associated preferred share purchase rights (the "Rights") issued pursuant to the Rights Agreement, dated as of September 8, 1994, as amended as of April 19, 1995 and June 30, 1997, between the Company and BankBoston, N.A. (formerly The First National Bank of Boston), as Rights Agent (as the same may be amended, the "Rights Agreement"), pursuant to the Purchaser's offer to purchase all outstanding Shares at a price of $39.00 per Share, net to the seller in cash, without interest thereon, upon the terms and subject to the conditions set forth in the Offer to Purchase, receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together with the Offer to Purchase constitute the "Offer"). Unless the context otherwise requires, all references to Shares shall include the associated Rights. The undersigned understands that the Purchaser reserves the right to transfer or assign, in whole or from time to time in part, to one or more of its subsidiaries or affiliates the right to purchase all or any portion of the Shares tendered pursuant to the Offer.

     Subject to, and effective upon, acceptance for payment of and payment for the Shares tendered herewith in accordance with the terms and subject to the conditions of the Offer, the undersigned hereby sells, assigns, and transfers to, or upon the order of, the Purchaser all right, title and interest in and to all of the Shares that are being tendered hereby and any and all dividends on the Shares (including, without limitation, the issuance of additional Shares pursuant to a stock dividend or stock split, the issuance of other securities, the issuance of rights for the purchase of any securities, or any cash dividends, but excluding the Contingent Payment Rights which will be distributed pursuant to a dividend declared by the Board of Directors of the Company on June 29, 1997 (the "Contingent Rights")) that are declared or paid by the Company on or after the date of the Offer to Purchase and are payable or distributable to stockholders of record on a date prior to the transfer into the name of the Purchaser or its nominees or transferees on the Company's stock transfer records of the Shares purchased pursuant to the Offer (collectively "Distributions", which term shall not include the Contingent Rights), and constitutes and irrevocably appoints the Depositary the true and lawful agent, attorney-in-fact and proxy of the undersigned to the full extent of the undersigned's rights with respect to such Shares (and Distributions) with full power of substitution (such power of attorney and proxy being deemed to be an irrevocable power coupled with an interest), to (a) deliver Share Certificates (and Distributions), or transfer ownership of such Shares on the account books maintained by the Book-Entry Transfer Facilities, together in either such case with all accompanying evidences of transfer and authenticity, to or upon the order of the Purchaser upon receipt by the Depositary, as the undersigned's agent, of the purchase price, (b) present such Shares (and Distributions) for transfer on the books of the Company and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and Distributions), all in accordance with the terms of the Offer. THE OFFER IS NOT BEING MADE FOR THE CONTINGENT RIGHTS. HOLDERS OF RECORD OF SHARES ON JULY 25, 1997 WILL BE ENTITLED TO RECEIVE THE CONTINGENT RIGHTS ON THE PAYMENT DATE OF SEPTEMBER 23, 1997 WHETHER OR NOT THEIR SHARES ARE PURCHASED IN THE OFFER OR THE MERGER. See Sections 11 and 13 of the Offer to Purchase.

     The undersigned hereby irrevocably appoints designees of the Purchaser, and each of them, the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to vote in such manner as each such attorney and proxy or his or her substitute shall, in his or her sole discretion, deem proper, and otherwise act (including pursuant to written consent) with respect to all of the Shares tendered hereby which have been accepted for payment by the Purchaser prior to the time of such vote or action (and Distributions) which the undersigned is entitled to vote at any meeting of stockholders of the Company (whether annual or special and whether or not an adjourned meeting), or by written consent in lieu of such meeting, or otherwise. This power of attorney and proxy is coupled with an interest in the Company and in the Shares and is irrevocable and is granted in consideration of, and is effective upon, the acceptance for payment of such Shares by the Purchaser in accordance with the terms of the Offer. Such acceptance for payment shall revoke, without further action, any other power of attorney or proxy granted by the undersigned at any time with respect to such Shares (and Distributions) and no subsequent powers of attorney or proxies will be given (and if given will be deemed not to be effective) with respect thereto by the undersigned. The undersigned understands that the Purchaser reserves the right to require that, in order for Shares to be deemed validly tendered, immediately upon the Purchaser's acceptance for payment of such Shares, the Purchaser is able to exercise full voting rights with respect to such Shares and Distributions, including voting at any meeting of stockholders.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby (and Distributions) and that when the same are accepted for payment by the Purchaser, the Purchaser will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claim. The undersigned, upon request, will execute and deliver any additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby (and Distributions). In addition, the undersigned shall promptly remit and transfer to the Depositary for the account of the Purchaser any and all other Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer and, pending such remittance or appropriate assurance thereof, the Purchaser shall be entitled to all rights and privileges as owner of such Distributions and may withhold the entire purchase price or deduct from the purchase price of Shares tendered hereby the amount or value thereof, as determined by the Purchaser in its sole discretion.

     All authority herein conferred or herein agreed to be conferred shall not be affected by, and shall survive, the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, legal representatives, successors and assigns of the undersigned. Tenders of Shares pursuant to the Offer are irrevocable, except that Shares tendered pursuant to the Offer may be withdrawn at any time on or prior to the Expiration Date and, unless theretofore accepted for payment pursuant to the Offer, may also be withdrawn at any time after September 4, 1997. See Section 4 of the Offer to Purchase.

     The undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the Offer.

     Unless otherwise indicated herein under "Special Payment Instructions," please issue the check for the purchase price and/or return any Share Certificates not tendered or accepted for payment in the name(s) of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price and/or return any Share Certificates not tendered or accepted for payment (and accompanying documents as appropriate) to the undersigned at the address shown below the undersigned's signature. In the event that both the "Special Delivery Instructions" and the "Special Payment Instructions" are completed, please issue the check for the purchase price and/or return any Share Certificates not tendered or accepted for payment in the name(s) of, and deliver said check and/or return certificates to, the person or persons so indicated. Stockholders tendering Shares by book-entry transfer may request that any Shares not accepted for payment be returned by crediting such account maintained at such Book-Entry Transfer Facility as such stockholder may designate by making an appropriate entry under "Special Payment Instructions." The undersigned recognizes that the Purchaser has no obligation pursuant to the "Special Payment Instructions" to transfer any Shares from the name of the registered holder thereof if the Purchaser does not accept for payment any of such Shares.

          ------------------------------------------------------------

                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

        To be completed ONLY if Share Certificates not tendered or not purchased and/or the check for the purchase price of Shares purchased are to be issued in the name of someone other than the undersigned, or if Shares tendered by book-entry transfer which are not purchased are to be returned by credit to an account maintained at a Book-Entry Transfer Facility other than that designated on the front cover.

   Issue check and/or certificates to:

   Name
       ------------------------------------------------
                       (PLEASE PRINT)

   Address
          ---------------------------------------------

          ------------------------------------------------------------

          ------------------------------------------------------------
                               (INCLUDE ZIP CODE)

          ------------------------------------------------------------
                  (TAX IDENTIFICATION OR SOCIAL SECURITY NO.)
                           (SEE SUBSTITUTE FORM W-9)

   [ ] Credit unpurchased Shares tendered by book-entry transfer to the Book-Entry Transfer Facility account set forth below:

   [ ] DTC                          [ ] PDTC

          ------------------------------------------------------------
                                (ACCOUNT NUMBER)
          ============================================================

                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

        To be completed ONLY if Share Certificates not tendered or not purchased and/or the check for the purchase price of Shares purchased are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown on the front cover.

   Mail check and/or certificate to:

   Name
       ------------------------------------------------
                       (PLEASE PRINT)

   Address
          ---------------------------------------------

          ------------------------------------------------------------

          ------------------------------------------------------------
                               (INCLUDE ZIP CODE)

          ------------------------------------------------------------
                          (TAXPAYER IDENTIFICATION OR
                              SOCIAL SECURITY NO.)

          ------------------------------------------------------------

                             IMPORTANT -- SIGN HERE
                     (PLEASE COMPLETE SUBSTITUTE FORM W-9)

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
                            SIGNATURE(S) OF OWNER(S)

                  Dated:
                        -----------------------------------------------------

   (Must be signed by the registered holder(s) exactly as name(s) appear(s) on the Share Certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please provide the necessary information. See Instruction 5.)

   Name(s):
            -----------------------------------------------------------------

   --------------------------------------------------------------------------
                                 (PLEASE PRINT)

   Capacity (Full Title):
                          ---------------------------------------------------

   Address:
            -----------------------------------------------------------------

   --------------------------------------------------------------------------

   --------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

   Area Code and Telephone Number:
                                ---------------------------------------------

   Tax Identification or
   Social Security No.:
                        -----------------------------------------------------
                                   (SEE SUBSTITUTE FORM W-9)

                           GUARANTEE OF SIGNATURE(S)
                   (IF REQUIRED -- SEE INSTRUCTIONS 1 AND 5)

   Authorized Signature:
                        -----------------------------------------------------

   Name (Please print):
                       ------------------------------------------------------

   Name of Firm:
                -------------------------------------------------------------

   Address:
           ------------------------------------------------------------------

   --------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

   Area Code and Telephone Number:
                                   ------------------------------------------

   Dated:
   ------------------------------------, 1997

                                  INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

1.  GUARANTEE OF SIGNATURES.

     No signature guarantee on this Letter of Transmittal is required (i) if this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this document, shall include any participant in a Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) of the Shares tendered herewith, unless such holder(s) has completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on the inside front cover hereof or (ii) if such Shares are tendered for the account of a firm that is a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agents Medallion Program (an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

2.  DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES.

     This Letter of Transmittal is to be used either if Share Certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in Section 3 of the Offer to Purchase. Share Certificates, or timely confirmation of a book-entry transfer (a "Book-Entry Confirmation") of such Shares into the Depositary's account at a Book-Entry Transfer Facility, as well as this Letter of Transmittal (or a facsimile hereof), properly completed and duly executed, with any required signature guarantees, or an Agent's Message in the case of a book-entry delivery, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date. Stockholders whose Share Certificates are not immediately available or who cannot deliver their Share Certificates and all other required documents to the Depositary prior to the Expiration Date or who cannot complete the procedures for delivery by book-entry transfer on a timely basis may tender their Shares by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Purchaser, must be received by the Depositary on or prior to the Expiration Date; and (iii) the Share Certificates (or a Book-Entry Confirmation) representing all tendered Shares, in proper form for transfer together with a properly completed and duly executed Letter of Transmittal (or a facsimile hereof), with any required signature guarantees (or in the case of a book-entry delivery an Agent's Message) and any other documents required by this Letter of Transmittal, must be received by the Depositary within three NASDAQ trading days after the date of execution of such Notice of Guaranteed Delivery. A "NASDAQ trading day" is any day on which The Nasdaq Stock Market, Inc.'s Nasdaq National Market is open for business. If Share Certificates are forwarded separately to the Depositary, a properly completed and duly executed Letter of Transmittal (or facsimile hereof) must accompany each such delivery.

     THE METHOD OF DELIVERY OF SHARE CERTIFICATES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND SOLE RISK OF THE TENDERING STOCKHOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. All tendering stockholders, by execution of this Letter of Transmittal or facsimile hereof, waive any right to receive any notice of the acceptance of their Shares for payment.

3.  INADEQUATE SPACE.

     If the space provided herein is inadequate, the certificate numbers and/or the number of Shares and any other required information should be listed on a separate schedule attached hereto and separately signed on each page thereof in the same manner as this Letter of Transmittal is signed.

4. PARTIAL TENDERS (NOT APPLICABLE TO STOCKHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER).

     If fewer than all the Shares evidenced by any certificate submitted are to be tendered, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered." In such case, new certificate(s) for the remainder of the Shares that were evidenced by your old certificate(s) will be sent to you, unless otherwise provided in the appropriate box marked "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal, as soon as practicable after the Expiration Date. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

5.  SIGNATURES ON LETTER OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENTS.

     If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

     If any of the Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

     If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Purchaser of their authority so to act must be submitted.

     When this Letter of Transmittal is signed by the registered owner(s) of the Shares listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment is to be made to or certificates for Shares not tendered or purchased are to be issued in the name of a person other than the registered owner(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Shares listed, the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered owner(s) appear(s) on the certificates. Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

6.  STOCK TRANSFER TAXES.

     Except as set forth in this Instruction 6, the Purchaser will pay or cause to be paid any stock transfer taxes with respect to the transfer and sale of purchased Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or if certificates for Shares not tendered or purchased are to be registered in the name of, any person other than the registered holder(s), or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such person) payable on account of the transfer to such person will be deducted from the purchase price received by such holder(s) pursuant to this Offer (i.e., such purchase price will be reduced) unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

     EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE CERTIFICATES LISTED IN THIS LETTER OF TRANSMITTAL.

7.  SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS.

     If (i) a check is to be issued in the name of and/or (ii) certificates for unpurchased Shares are to be returned to a person other than the signer of this Letter of Transmittal or if a check is to be sent and/or such certificates are to be returned to someone other than the signer of this Letter of Transmittal or to an address other than that shown on the front cover hereof, the appropriate boxes on this Letter of Transmittal should be completed. Stockholders tendering Shares by book-entry transfer (i.e., Book-Entry Stockholders) may request that Shares not purchased be credited to such account maintained at such Book-Entry Transfer Facility as such Book-Entry Stockholder may designate hereon. If no such instructions are given, such Shares not purchased will be returned by crediting the account at the Book-Entry Transfer Facility designated above. See Instruction 1.

8.  REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

     Requests for assistance may be directed to the Information Agent at its addresses set forth below. Requests for additional copies of the Offer to Purchase and this Letter of Transmittal may be directed to the Information Agent or to brokers, dealers, commercial banks or trust companies.

9.  31% BACKUP WITHHOLDING; SUBSTITUTE FORM W-9.

     Under U.S. Federal income tax law, a stockholder whose tendered Shares are accepted for payment is required to provide the Depositary with such stockholder's correct taxpayer identification number ("TIN") on Substitute Form W-9 below. If the Depositary is not provided with the correct TIN, the Internal Revenue Service may subject the stockholder or other payee to a $50 penalty, and payments that are made to such stockholder or other payee with respect to Shares purchased pursuant to the Offer may be subject to 31% backup withholding.

     Certain stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, the stockholder must submit a Form W-8, signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 can be obtained from the Depositary. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more instructions.

     If backup withholding applies, the Depositary is required to withhold 31% of any such payments made to the stockholder or other payee. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

     To prevent backup withholding on payments that are made to a stockholder with respect to Shares purchased pursuant to the Offer, the stockholder is required to notify the Depositary of such stockholder's correct TIN by completing a Substitute Form W-9 certifying (i) that the TIN provided on Substitute Form W-9 is correct (or that such stockholder is awaiting a TIN), and
(ii) that (a) such stockholder is exempt from backup withholding or (b) such stockholder has not been notified by the Internal Revenue Service that such stockholder is subject to backup withholding as a result of a failure to report all interest or dividends or (c) the Internal Revenue Service has notified such stockholder that such stockholder is no longer subject to backup withholding.

     The box in Part 3 of the Substitute Form W-9 may be checked if the tendering stockholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the stockholder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Depositary will withhold 31% of all payments made prior to the time a properly certified TIN is provided to the Depositary.

     The stockholder is required to give the Depositary the TIN of the record owner of the Shares or of the last transferee appearing on the transfers attached to, or endorsed on, the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

10.  LOST, DESTROYED OR STOLEN CERTIFICATES.

     If any certificate(s) representing Shares has been lost, destroyed or stolen, the stockholder should promptly notify the Depositary. The stockholder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed.

     IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE COPY HEREOF) OR AN AGENT'S MESSAGE TOGETHER WITH SHARE CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER OR A PROPERLY COMPLETED AND DULY EXECUTED NOTICE OF GUARANTEED DELIVERY AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE DEPOSITARY ON OR PRIOR TO THE EXPIRATION DATE.

                 TO BE COMPLETED BY ALL TENDERING STOCKHOLDERS
                              (SEE INSTRUCTION 9)

----------------------------------------------------------------------------------------------------
                             PAYER'S NAME: CITIBANK, N.A.
----------------------------------------------------------------------------------------------------

 SUBSTITUTE                  PART 1 -- PLEASE PROVIDE YOUR NAME, AD-
 FORM W-9                    DRESS AND TIN AND CERTIFY BY SIGNING AND ------------------------------
 DEPARTMENT OF THE TREASURY  DATING BELOW.                                Social Security Number
 INTERNAL REVENUE SERVICE    Name:                                                or
                            ------------------------------------------
                                                                      ------------------------------
                             Address:                                      Employer ID Number
                             -----------------------------------------
                             ----------------------------------------
                            ------------------------------------------------------------------------
                             PART 2 -- CERTIFICATIONS -- Under penalties of perjury, I certify that:
                             (1) The number shown on this form is my correct Taxpayer Identification
                                 Number (or I am waiting for a number to be issued to me and have
 PAYER'S REQUEST FOR             checked the box in Part 3) and
 TAXPAYER IDENTIFICATION     (2) I am not subject to backup withholding because:
 NUMBER ("TIN")                  (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
                            ------------------------------------------------------------------------
                             CERTIFICATION INSTRUCTIONS -- You must                  PART 3
                             cross out item (2) above if you have been          Awaiting TIN [ ]
                             notified by the IRS that you are
                             currently subject to backup withholding
                             because of underreporting interest or
                             dividends on your tax return. However, if
                             after being notified by the IRS that you
                             were subject to backup withholding you
                             received another notification from the
                             IRS that you are no longer subject to
                             backup withholding, do not cross out such
                             item (2).
----------------------------------------------------------------------------------------------------

 Signature ---------------------------------------------------------------- Date -----------------
----------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

      YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all reportable payments made to me will be withheld.

Signature:
----------------------------------    Date:  -----------------------, 1997

     FACSIMILE COPIES OF THE LETTER OF TRANSMITTAL, PROPERLY COMPLETED AND DULY EXECUTED, WILL BE ACCEPTED. THE LETTER OF TRANSMITTAL, CERTIFICATES FOR SHARES AND ANY OTHER REQUIRED DOCUMENTS SHOULD BE SENT OR DELIVERED BY EACH STOCKHOLDER OF THE COMPANY OR HIS BROKER, DEALER, COMMERCIAL BANK, TRUST COMPANY OR OTHER NOMINEE TO THE DEPOSITARY AT ONE OF ITS ADDRESSES SET FORTH BELOW:

                        The Depositary for the Offer is:
                                 CITIBANK, N.A.

         By Hand:                          By Mail:                         By Overnight Carrier:
      Citibank, N.A.                    Citibank, N.A.                         Citibank, N.A.
  Corporate Trust Window     c/o Citicorp Data Distribution, Inc.   c/o Citicorp Data Distribution, Inc.
111 Wall Street, 5th Floor               P.O. Box 7072                         404 Sette Drive
 New York, New York 10043          Paramus, New Jersey 07653              Paramus, New Jersey 07652
                             Facsimile for Eligible Institutions:
                                        (201) 262-3240
                                     To confirm fax only:
                                        (800) 422-2077

     Questions and requests for assistance may be directed to the Information Agent at the address and telephone number listed below. Additional copies of the Offer to Purchase, the Letter of Transmittal and other tender offer materials may be obtained from the Information Agent as set forth below, and will be furnished promptly at the Purchaser's expense. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.

                    The Information Agent for the Offer is:
                               MORROW & CO., INC.

                                909 Third Avenue
                                   20th Floor
                               New York, NY 10022
                                 (212) 754-8000
                            Toll Free (800) 566-9061

                              Banks and Brokerage
                               Firms please call:
                                 (800) 662-5200